Exhibit 99.1

B. Riley to Acquire magicJack VocalTec Ltd. for $8.71 Per Share

LOS ANGELES, CA, and WEST PALM BEACH, FL and NETANYA, ISRAEL, November 9, 2017 – B. Riley Financial, Inc. (“B. Riley”)(NASDAQ: RILY), a diversified financial services company, and magicJack VocalTec, Ltd. (“magicJack”)(NASDAQ: CALL), a leading Voice over IP (VOIP) cloud-based communications company, have signed a definitive merger agreement, pursuant to which B. Riley will acquire magicJack for $8.71 per share, representing a 23% premium over magicJack’s 90-day average stock price and approximately $143 million in aggregate merger consideration. It is anticipated that magicJack will be held by B. Riley’s subsidiary B. Riley Principal Investments, LLC, the entity that currently owns United Online, Inc., a complementary telecommunications company. B. Riley expects to finance the transaction using cash on hand and debt financing.

“With magicJack, we look to replicate the success we’ve had with our United Online acquisition by again leveraging our operational expertise to generate significant cash flows. The synergistic potential, combined with magicJack’s subscriber base and brand name, make this an attractive investment opportunity,” said Kenny Young, CEO of B. Riley Principal Investments and a veteran telecom executive.

Bryant Riley, Chairman and CEO of B. Riley said, “Investments such as this one are the key reason we formed our Principal Investments group. We believe that magicJack is representative of the type of proprietary investment with attractive return characteristics that are often overlooked by others, but where we are uniquely qualified to leverage our balance sheet and comprehensive platform in order to maximize the investment potential. Once fully integrated, we expect magicJack to generate a meaningful contribution to B. Riley’s cash flow and, consistent with our policy of returning capital to shareholders, lead to increased dividends for our shareholders in the future.”

"This merger reflects the successful completion of our strategic alternatives process which we believe maximizes shareholder value and will benefit all our loyal customers," said Don Bell, CEO of magicJack. “Jointly, we believe that there are significant synergistic opportunities that will result from this transaction that are complementary to magicJack’s platform.”

Closing Details
The closing of the transaction is subject to the receipt of certain regulatory approvals, the approval of the magicJack shareholders and the satisfaction of other closing conditions. The transaction is expected to close in the first half of 2018. B. Riley FBR, Inc. served as financial advisor to B. Riley. Sullivan & Cromwell LLP, Wilkinson Barker Knauer LLP and Gross Kleinhendler, Hodak, Halevy, Greenberg & Co. served as legal counsel to B. Riley. Bryan Cave LLP, Wiley Rein LLP and Yigal Arnon & Co. served as legal counsel and BofA Merrill Lynch acted as financial advisor for magicJack.

About magicJack VocalTec Ltd.
magicJack VocalTec Ltd. (NASDAQ: CALL), the inventor of magicJack and a pioneer in VOIP technology and services, is a leading cloud communications company. With its easy-to-use, low cost solution for telecommunications, magicJack has sold more than 11 million magicJack devices, which are now in their fifth generation, has millions of downloads of its calling apps, and holds more than 30 technology patents. magicJack is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and number of states in which it is certified.

About B. Riley Principal Investments
B. Riley Principal Investments, a wholly-owned subsidiary of B. Riley, focuses on investing in or acquiring companies or corporate assets that present attractive cash-flow driven returns and can benefit from its financial, business and operational expertise. Principal Investments addresses small to mid-cap sized opportunities with a focus on distressed situations, and companies with declining revenues that have the potential to generate material cash-flow.

About B. Riley Financial, Inc. (NASDAQ: RILY)
B. Riley Financial, Inc. is a publicly traded, diversified financial services company which takes a collaborative approach to the capital raising and financial advisory needs of public and private companies and high net worth individuals. B. Riley Financial, Inc. operates through several wholly-owned subsidiaries, including B. Riley FBR, Inc., Wunderlich Securities, Inc., Great American Group, LLC, B. Riley Capital Management, LLC (which includes B. Riley Asset Management, B. Riley Wealth Management, and Great American Capital Partners, LLC) and B. Riley Principal Investments, a group that makes proprietary investments in other businesses, such as the acquisition of United Online, Inc.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause B. Riley’s or magicJack’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither B. Riley nor magicJack assume any duty to update forward looking statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition involving B. Riley and magicJack, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which B. Riley and magicJack operate; (iii) the ability to promptly and effectively integrate the businesses of B. Riley and magicJack; (iv) the reaction to the transaction of the companies’ customers, employees and counterparties; (v) diversion of management time on merger-related issues; and (vi) other risks that are described in B. Riley’s and magicJack’s public filings with the Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of magicJack by B. Riley. In connection with the proposed acquisition, magicJack intends to file relevant materials with the SEC, including magicJack’s proxy statement on Schedule 14A.  SHAREHOLDERS OF MAGICJACK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING MAGICJACK’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and magicJack shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from magicJack. Such documents are not currently available.

Participants in Solicitation
magicJack and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of magicJack ordinary shares in respect of the proposed transaction. Information regarding magicJack’s directors and executive officers is contained in magicJack’s annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, proxy statement for magicJack’s 2017 special meeting of shareholders filed with the SEC on June 23, 2017, and current reports on Form 8-K filed with the SEC on March 15, 2017, May 10, 2017, May 23, 2017 and June 19, 2017. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Media Contact
Joe LoBello
LoBello Communications
516-902-2684
Joe@LoBelloCommunications.com